DELAWARE VIP® TRUST

Delaware VIP Cash Reserve Series (the “Series”)
(Closed to new investors)

Supplement to the Series’ Standard Class Statutory Prospectus
dated April 29, 2011

Effective June 17, 2011, Delaware Management Company, the Series’ investment manager, agreed to waive and/or reimburse expenses to prevent the Series’ “Total annual series operating expenses” from exceeding 0.00% for Standard Class shares. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

The following replaces the information in the section entitled, “How we manage the Series – Investment manager” on page 7.

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of the Macquarie Group Ltd. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee, net of fee waivers, of 0.00% of average daily net assets during the last fiscal year.

Voluntary waivers. The Manager is voluntarily waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual series operating expenses from exceeding 0.00% of the Series’ average daily net assets from June 17, 2011 until such time as the voluntary waiver is discontinued. After giving effect to the Manager’s voluntary waivers, the total net annual series operating expense is 0.00%. The Manager’s voluntary waivers and/or reimbursements may be discontinued at any time because they are voluntary.

The Series’ investment advisory contract is still in its initial two-year term. A discussion of the basis for the Board’s approval of the investment advisory contract is available in the Series’ annual report to shareholders for the period ended December 31, 2009.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 17, 2011.